EXHIBIT 99.1

                                                                    NEWS RELEASE
[GRAPHIC  OMITTED]                                         FOR IMMEDIATE RELEASE
BRIGHAM
EXPLORATION COMPANY


BRIGHAM  EXPLORATION  Q2  2001  RESULTS  CONFERENCE  CALL  ANNOUNCEMENT

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     Austin,  TX  --  (Business  Wire)  -  July  31, 2001 -- Brigham Exploration
Company (NASDAQ:BEXP) management will host a conference call to discuss Brigham's operational and financial results for the second quarter ended June
30, 2001 with investors, analysts and other interested parties on Thursday, August 9, at 9:00 am Central time. Brigham plans to issue a press release regarding its second quarter 2001 operational results after the close of market trading on Tuesday, August 7th and its financial results after the close of market trading on Wednesday, August 8th.

     Details  regarding  the  upcoming  conference  call  include:

Date & Time:                         Thursday, August 9th, at 9:00 am CST
Host:                                Bud Brigham - Chairman, CEO and President
Dial-In Number:                      888-343-7167
Reservation Number:                  19447498
Telephone Replay Number:             800-633-8284 within U.S. / 858-812-6440 outside U.S.
Telephone Replay Available Through:  Tuesday, August 14th, at 5:00 pm CST
Webcast Address:                     www.streetevents.com, or www.bexp3d.com
Webcast Replay Available Through:    Thursday, August 23rd, at 5:00 pm CST

ABOUT  BRIGHAM  EXPLORATION

     Brigham Exploration Company is an independent exploration and production company that applies 3-D seismic imaging and other advanced technologies to systematically explore and develop onshore domestic natural gas and oil provinces. For more information about Brigham Exploration, please visit our website at www.bexp3d.com or contact Investor Relations at 512-427-3444.

Contact:     John Turner, Manager of Finance & Investor Relations
             (512)  427-3300  /  investor@bexp3d.com
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